                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement
[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                                 UROLOGIX, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------
     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:

     -------------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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

                            [LOGO OF UROLOGIX, INC.]




                                 Urologix, Inc.
                         14405 Twenty-First Avenue North
                          Minneapolis, Minnesota 55447

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                November 6, 2002


     Notice is hereby given that the Annual Meeting of Shareholders of Urologix, Inc. will be held at the Radisson Hotel and Conference Center, 3131 Campus Drive, Plymouth, Minnesota, on Wednesday, November 6, 2002 at 3:30 p.m., local time, for the following purposes:

     1. To elect two directors to hold office for a term of three years and one director to hold office for a term of one year, or until their respective successors have been elected.

     2. To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

     The Board of Directors has fixed September 30, 2002 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting.


                                            By Order of the Board of Directors,

                                            /s/ Christopher R. Geyen

                                            Christopher R. Geyen, Secretary



Minneapolis, Minnesota
October 8, 2002


To ensure your representation at the Annual Meeting, please sign, date and return your proxy in the enclosed envelope, whether or not you expect to attend in person. Shareholders who attend the meeting may revoke their proxies and vote in person if they so desire. This proxy is solicited on behalf of the Board of Directors of the Company.

                                 Urologix, Inc.
                         14405 Twenty-First Avenue North
                          Minneapolis, Minnesota 55447

                                 PROXY STATEMENT

     This Proxy Statement is furnished to the shareholders of Urologix, Inc. (the "Company") in connection with the solicitation of proxies by the Board of Directors of the Company to be voted at the Annual Meeting of Shareholders to be held on November 6, 2002 or any adjournment or adjournments thereof. The cost of this solicitation will be borne by the Company. In addition to solicitation by mail, officers, directors and employees of the Company may solicit proxies by telephone or in person. The Company may also request banks and brokers to solicit their customers who have a beneficial interest in the Company's common stock registered in the names of nominees and will reimburse such banks and brokers for their reasonable out-of-pocket expenses.

     Any proxy may be revoked at any time before it is voted by receipt of a proxy properly signed and dated subsequent to an earlier proxy, or by revocation of a written proxy by request in person at the Annual Meeting. If not so revoked, the shares represented by such proxy will be voted. The Company's principal offices are located at 14405 Twenty-First Avenue North, Minneapolis, Minnesota 55447, and its telephone number is (763) 475-1400. The mailing of this proxy statement to shareholders of the Company commenced on or about October 8, 2002.

     The total number of shares outstanding and entitled to vote at the meeting as of September 30, 2002 consisted of 13,915,968 shares of common stock, $.01 par value. Each share of common stock is entitled to one vote. Only shareholders of record at the close of business on September 30, 2002 will be entitled to vote at the meeting. A quorum, consisting of a majority of the shares of common stock entitled to vote at the Annual Meeting, must be present in person or by proxy before action may be taken at the Annual Meeting. If an executed proxy is returned and the shareholder has abstained from voting on any matter, the shares represented by such proxy will be considered present at the meeting for purposes of determining a quorum and for purposes of calculating the vote, but will not be considered to have been voted in favor of such matter. If an executed proxy is returned by a broker holding shares in "street name" indicating that the broker does not have discretionary authority as to certain shares to vote on one or more matters, those shares will be considered present at the meeting for purposes of determining a quorum, but will not be considered to be represented at the meeting for purposes of calculating the vote with respect to such matters.

                  SECURITY OWNERSHIP OF PRINCIPAL SHAREHOLDERS
                                 AND MANAGEMENT

     The following table includes information as of September 15, 2002, except as noted, concerning the beneficial ownership of common stock of the Company by
(i) the only shareholders known to the Company to hold five percent or more of the common stock of the Company, (ii) each of the directors of the Company and nominees to the Board of the Company, (iii) each of the Named Executive Officers of the Company and (iv) all current directors and executive officers of the Company as a group. Unless otherwise indicated, all beneficial owners have sole voting and investment power over the shares held.

Name and Address of                                 Number of Shares                  Percentage
of Beneficial Owner                               Beneficially Owned(1)           Beneficially Owned
-------------------                               ---------------------           ------------------
Waddell & Reed Financial, Inc.                       2,058,200(2)(3)                    14.79%
6300 Lamar Avenue
Overland Park, KS 66202

Putnam LLC                                           1,325,414(3)(4)                     9.52%
One Post Office Square
Boston, MA 02109

Capital Research & Management Co.                      942,700(3)(5)                     6.77%
333 South Hope Street
Los Angeles, CA 90071

Columbia Management Co.                                735,850(3)(6)                     5.29%
1300 SW Sixth Ave
Portland, OR 97207-1350

Mitchell Dann                                          392,357(7)                        2.82%

Susan Bartlett Foote                                    15,000                               *

Bobby I. Griffin                                        30,000                               *

Richard A. Randall (8)                                  31,383                               *

Michael M. Selzer, Jr.                                 483,576                           3.37%

David C. Utz, M.D.                                      56,040                               *

Daniel J. Starks                                         - 0 -                               *

Kirsten Doerfert                                        59,159                               *

Christopher R. Geyen                                    74,622                               *

David A. Montecalvo                                     35,723                               *

Craig G. Palmer                                          2,000                               *

David J. Talen (9)                                      21,500                               *

Lance H. Wallin                                          6,200                               *

All current directors and executive officers         1,154,677                           7.91%
   as a group (11 persons)

----------------------------------------
* Indicates ownership of less than one percent.

(1) Includes options to purchase the following number of shares, which are or will become exercisable within 60 days of September 15, 2002: Mr. Dann, 20,000 shares; Ms. Bartlett Foote, 15,000 shares; Mr. Griffin, 25,000 shares; Mr. Randall, 20,000 shares; Mr. Selzer, 413,532 shares; Dr. Utz, 52,300 shares; Ms. Doerfert, 56,512 shares; Mr. Geyen, 73,151 shares; Mr. Montecalvo, 33,958 shares; Mr. Talen, 20,000 shares; and all current directors and executive officers as a group, 689,453 shares.
(2) Based on the information provided to the Company by Waddell & Reed Financial, Inc. on October 1, 2002.
(3) The Company does not have information regarding the voting and investment power for the shares held.
(4) Based on the Form 13F filed with the Securities and Exchange Commission by Putnam LLC on March 31, 2002.
(5) Based on the Form 13F filed with the Securities and Exchange Commission by Capital Research & Management Co. on June 30, 2002.
(6) Based on the Form 13F filed with the Securities and Exchange Commission by Columbia Management Co. on June 30, 2002.
(7) Includes 10,358 shares owned by M. Dann & Co. Profit Sharing Trust and 11,000 shares owned by a trust for the benefit of family members.
(8)   Mr. Randall resigned from the Board of Directors effective October 3,
      2002.
(9)   Mr. Talen resigned from the Company in July 2002.

                                  PROPOSAL ONE

                              ELECTION OF DIRECTORS

      Pursuant to the terms of the Amended and Restated Articles of Incorporation of the Company, directors are divided into three classes, with the term of one class expiring each year. As the term of each class expires, the successors to the directors in that class will be elected for a term of three years. Vacancies on the Board of Directors and newly created directorships can be filled by vote of a majority of the directors then in office. The terms of Mr. Dann and Ms. Foote expire at the Annual Meeting of Shareholders on November 6, 2002. The terms of Messrs. Griffin and Selzer expire at the Annual Meeting of Shareholders following fiscal year 2004. Mr. Randall resigned from his position on the Board of Directors effective October 3, 2002. Dr. Utz, whose term is set to expire at the Annual Meeting of Shareholders on November 6, 2002, has informed the Company that he intends to retire from his position on the Board of Directors following the expiration of his term. On October 3, 2002, the Board of Directors appointed Mr. Daniel J. Starks as a Director to serve until the Annual Meeting of Shareholders on November 6, 2002.

      A total of three directors will be elected at the Annual Meeting, one of whom will serve until the Annual Meeting of Shareholders following fiscal year 2003 and two of whom will serve until the Annual Meeting of Shareholders following fiscal year 2005, or until their respective successors are elected. The Board of Directors has nominated for election Mr. Starks to serve until the Annual Meeting following fiscal year 2003, and Mr. Dann and Ms. Foote to serve until the Annual Meeting following fiscal year 2005. Biographical information for all nominees is listed below.

      It is intended that proxies will be voted for the named nominees. The Board of Directors believes that the nominees named below will be able to serve, but should any nominee be unable to serve as a director, the persons named in the proxies have advised the Company that they will vote for the election of such substitute nominee as the Board of Directors may propose.

     The names and biographical information concerning each nominee and the other directors filling unexpired terms are set forth below, based upon information furnished to the Company by the nominees and directors.

Name and Age                        Principal Occupation and Other Directorships
------------                        --------------------------------------------

Nominees proposed for election for term expiring at the Annual Meeting following fiscal 2005:

Mitchell Dann (42)                  Mr. Dann was a co-founder of the Company,
                                    has served as a director since its inception in 1991 and served as acting President from June 1993 to January 1994 and from October
                                    1998 to January 1999. He became Chairman of the Board in March 1993. Mr. Dann is the founder and Principal of Sapient Capital
                                    Management, LLC, a healthcare venture
                                    capital firm. Previously, Mr. Dann was
                                    President of M. Dann & Co., Inc., a venture capital advisory firm.

Susan Bartlett Foote (56)           Ms. Foote has served as a director of the
                                    Company since March 1999. She is an
                                    independent consultant for the Medical
                                    Technology Leadership Forum and has been an Associate Professor and Division Head of the
                                    Division of Health Services Research and
                                    Policy at the University of Minnesota since
                                    July 1999. Ms. Foote also serves on the
                                    Board of Directors for Banner Health Care, a non-profit hospital system. From 1996 until 2001, Ms. Foote was the President of Public
                                    Policy Partners, a health care policy
                                    development and lobbying organization
                                    located in Washington, D.C., which she
                                    founded. From 1995 to 1996, Ms. Foote was
                                    Senior Vice President of APCO Associates,
                                    Inc., a public affairs firm, and a partner of the Washington office of the law firm of Dorsey & Whitney, LLP. Prior to that, Ms.
                                    Foote was a Senior Health Policy Analyst for the Office of United States Senator Dave
                                    Durenberger.

Nominee proposed for election for term expiring at the Annual Meeting following fiscal 2003:

Daniel J. Starks (48)               Mr. Starks has been a Director of St. Jude
                                    Medical since 1996. He has also served as President and Chief Operating Officer of St.
                                    Jude Medical since February 1991.
                                    Previously, he served as President and Chief
                                    Executive Officer of the Cardiac Rhythm
                                    Management Division of St. Jude Medical.
                                    Previously, he was Chief Executive Officer,
                                    President and a Director of Daig
                                    Corporation.

Directors serving continuing terms:

Bobby I. Griffin (65)               Mr. Griffin has served as a director of the
                                    Company since November 1998. From 1973 until his retirement in 1998, Mr. Griffin held various positions with Medtronic Inc., a medical device manufacturer. From 1986 to 1998 he served as Executive Vice President of Medtronic Inc. and from 1991 to 1998 Mr.
                                    Griffin served as President of the Medtronic
                                    Pacing Business. Mr. Griffin also serves as a director for several privately-held start-up medical device companies and on the advisory boards of two small venture capital groups.

Michael M. Selzer, Jr. (50)         Mr. Selzer has served as a director of the
                                    Company since January 1999, when he joined the Company as President and Chief Executive
                                    Officer. From 1994 to 1998, Mr. Selzer
                                    served as Vice President and General Manager of the Neurostimulation Business of
                                    Medtronic, Inc., a medical device
                                    manufacturer. From 1987 to 1994, Mr. Selzer served as a Vice President of Medtronic in various general management roles with its micro electronics subsidiary, battery operation, biomaterials development group and animal research facility. Mr. Selzer is also a director of Cyberoptics Corporation, a manufacturer of semiconductor equipment and MedAmicus, Inc., a medical device manufacturer.

         Board Meetings. The Board of Directors met nine times during fiscal year 2002. Each current director who served as a director in fiscal year 2002 attended at least seventy-five percent of the meetings of the Board of Directors and Board committees on which the director served.

         Board Committee Meetings. During fiscal year 2002, the Compensation Committee was comprised of Mr. Griffin, Ms. Foote and Mr. Randall. Mr. Randall continued to serve on the Compensation Committee until his resignation from the Board on October 3, 2002. The Compensation Committee acts on behalf of the Board of Directors in developing the executive compensation policies and administering the compensation programs for the Company's executive officers. In addition, the Compensation Committee evaluates and acts upon the incentive compensation plans for the Company's employees; administers the Company's Stock Option Plan and other compensation plans approved by the Board of Directors and shareholders; and makes recommendations to the Board with respect to the compensation of Directors. The Compensation Committee met three times in fiscal year 2002.

         During fiscal year 2002, the Audit Committee was comprised of Mr. Griffin, Ms. Foote and Mr. Randall. Mr. Randall continued to serve on the Audit Committee until his resignation from the Board on October 3, 2002. The Audit Committee is responsible for recommending which firm to engage as the Company's independent auditors; reviewing and evaluating significant matters relating to the audit and internal controls of the Company; and reviewing the scope and results of audits by, and recommendations of, the Company's independent auditors. In addition, the Audit Committee reviews the audited financial statements of the Company and considers major changes and questions of choice regarding appropriate auditing and accounting principles and practices to be followed in the preparation of the Company's financial statements. The Audit Committee met three times in fiscal year 2002.

         The Company does not have a nominating committee. However, the Company's Bylaws provide that a notice of proposed shareholder nominations for the election of directors must be timely given in writing to the Secretary of the Company prior to the meeting at which directors are to be elected. To be timely, the notice must be given by such shareholder to the Secretary of the Company not less than 60 days nor more than 90 days prior to a meeting date corresponding to the previous year's Annual Meeting. The notice to the Company from a shareholder who intends to nominate a person at the meeting for election as a director must contain certain information about such shareholder and the person(s) nominated by such shareholder, including, among other things, the name and address of record of such shareholder, a representation that the shareholder is entitled to vote at such meeting and intends to appear in person or by proxy at the meeting, the name, age, business and residence addresses and principal occupation of each nominee, such other information as would be required to be included in a proxy statement soliciting proxies for the election of the proposed nominee(s), and the consent of each nominee to serve as a director if so elected. The Company may also require any proposed nominee to furnish other information reasonably required by the Company to determine the proposed nominee's eligibility to serve as director. If the presiding officer of a meeting of shareholders determines that a person was not nominated in accordance with the foregoing procedure, that person will not be eligible for election as a director.

         Vote Required. Directors will be elected by a plurality of the votes cast at the Annual Meeting.


                 THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
                          THE ELECTION OF THE NOMINEES

                     ---------------------------------------


Executive Officers of the Company

         The current executive officers of the Company are as follows:

Name                        Age                    Position
----                        ---                    --------

Michael M. Selzer, Jr.      50        President, Chief Executive Officer and
                                      Director

Christopher R. Geyen        31        Vice President, Chief Financial Officer,
                                      Secretary and Treasurer

Kirsten Doerfert            46        Vice President, Business Development

David A. Montecalvo         37        Vice President, Product Development and
                                      Operations

Craig G. Palmer             53        Vice President, U.S. Sales

Lance H. Wallin             42        Vice President, Global Marketing

         The following is a brief summary of the business experience of the Company's executive officers. Mr. Selzer's business experience is listed above under "Election of Directors."

         Mr. Geyen has served as Vice President and Chief Financial Officer since July 2000, and continues to serve as the Company's Secretary and Treasurer. He previously served as Vice President of Finance and Administration since May 1999 and Controller from September 1998 to May 1999. Prior to joining Urologix, Mr. Geyen served as Controller of Survivalink Corporation, a medical device manufacturer, from 1996 through 1998. From 1993 though 1996, Mr. Geyen was an auditor for Ernst and Young, LLP. Mr. Geyen is a Certified Public Accountant.

         Ms. Doerfert assumed the role of Vice President, Business Development in August 2002 after serving as Vice President, Marketing since joining Urologix in November 1999. Prior to joining Urologix, Ms. Doerfert held the position of Director of Marketing, Urology, at Circon Corporation, a manufacturer of endoscopic instrumentation and video systems, from 1992 to 1999. Prior to Circon, Ms. Doerfert held various sales and marketing positions at Corometrics Medical Systems from 1983 to 1992.

         Mr. Montecalvo has served as Vice President, Product Development and Operations since February 2000. Prior to joining Urologix, Mr. Montecalvo was employed by Medtronic Inc. in global supply chain and operations leadership positions of the Neurological Division from 1997 to 2000. From 1986 to 1997, Mr. Montecalvo was employed by LecTec Corporation, a medical device company and held positions of Vice President of Operations and Director of Corporate Science and Technology. He holds a MBA from the University of St. Thomas, Saint Paul, Minnesota.

         Mr. Palmer joined the Company in March 2002 as Vice President, U.S. Sales. Prior to joining Urologix, Mr. Palmer was employed by Image Guided Neurologics, a medical device company, as Vice President of Sales, from 2000 to 2001. From 1997 to 2000, Mr. Palmer performed sales, marketing and general business consulting for MaxMed and Survivalink. From 1989 to 1997, Mr. Palmer was employed by Boston Scientific Corporation, a medical device company, where he held various sales and marketing positions, including Vice President of Sales from 1993 to 1997.

         Mr. Wallin joined the Company in August 2002, as Vice President, Global Marketing. Prior to joining Urologix, Mr. Wallin was employed by Medtronic, Inc. as Director of Marketing, Cardiac Surgery Technologies Division, from 2001 to 2002. From 1999 to 2001, Mr. Wallin was Director of Global Marketing and Business Development of Medtronic's Heart Failure Management Division, and Director of Marketing for its Cardiac Rhythm Management Division in Asia Pacific, from 1997 to 1999. From 1991 through 1997, Mr. Wallin held various other marketing and sales positions with Medtronic. Mr. Wallin holds a MBA from The Wharton School, University of Pennsylvania.

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

Summary of Cash and Certain Other Compensation

         The following table shows, for the fiscal years ending June 30, 2002, 2001 and 2000, the cash compensation paid by the Company, as well as certain other compensation paid or accrued to those years, to Michael M. Selzer, Jr., the Company's President and Chief Executive Officer, and to each of the four other most highly compensated executive officers of the Company in office during fiscal year 2002, whose total cash compensation exceeded $100,000 during fiscal year 2002 (together with Mr. Selzer, the "Named Executive Officers") in all capacities in which they served:

                                               Summary Compensation Table
                                                                                                Long-Term
                                                 Annual Compensation (1)                   Compensation Awards
                                      --------------------------------------------------------------------------------
        Name and           Fiscal                                    Other Annual     Restricted  Securities Underlying
   Principal Position       Year           Salary     Bonus          Compensation    Stock Awards   Options (# Shares)
   ------------------       ----                                     ------------                   ------------------
Michael M. Selzer, Jr.      2002          $253,006   $50,601              ---              ---            70,000
  President and Chief       2001           220,000    86,900              ---              ---            50,000
  Executive Officer         2000           217,692    63,773(2)           ---              ---             9,846

Christopher R. Geyen        2002           145,158    17,419              ---              ---            30,000
  Vice President, Chief     2001           130,000    30,810              ---              ---            40,000
  Financial Officer,        2000           114,230    17,132(3)           ---              ---            44,923
  Secretary and Treasurer

Kirsten Doerfert            2002           142,870    17,144              ---              ---            20,000
  Vice President,           2001           136,500    32,351              ---              ---            40,000
   Marketing                2000(4)         85,000    14,034(5)       $10,000(6)           ---            49,846

David A. Montecalvo         2002           137,592    16,511              ---              ---            30,000
  Vice President,           2001           130,000    30,810              ---              ---            10,000
  Product Development       2000(4)         50,000     7,882              ---              ---            60,000
  And Operations

David J. Talen              2002(4)        128,388       ---           26,129(7)           ---            20,000
  Vice President,           2001           120,000    18,960           51,014(7)           ---             5,000
  International             2000           121,090    33,444            7,277(7)           ---            35,000

--------------------------------------
(1) None of the Named Executive Officers received an aggregate amount of perquisites and other personal benefits exceeding $50,000 or 10% of the officer's total annual salary and bonus for the fiscal year.
(2) Mr. Selzer elected to receive $63,773 of his bonus in fiscal year 2000 in cash and converted $10,000 into options to purchase 9,846 shares of common stock. The options were granted after the conclusion of fiscal year 2000.
(3) Mr. Geyen elected to receive $17,132 of his bonus in fiscal year 2000 in cash and converted $5,000 into options to purchase 4,923 shares of common stock. The options were granted after the conclusion of fiscal year 2000.
(4) Ms. Doerfert joined the Company in November 1999. Mr. Montecalvo joined the Company in February 2000. Mr. Talen became an executive officer in September 1999, and resigned from the Company in July 2002.
(5) Ms. Doerfert elected to receive $14,034 of her bonus in fiscal year 2000 in cash and converted the remaining $10,000 into options to purchase 9,846 shares of common stock. The options were granted after the conclusion of fiscal year 2000.
(6)  Ms. Doerfert received a signing bonus of $10,000.
(7)  Mr. Talen received $26,129, $51,014 and $7,277 as a commission on sales.

Option Grants

     The following table contains information concerning the grant of stock options under the Amended and Restated Urologix, Inc. 1991 Stock Option Plan to the Named Executive Officers during the fiscal year ended June 30, 2002:

                                           Option Grants in Last Fiscal Year

                                       Individual Grants
--------------------------------------------------------------------------------------------------------------------

                                          % of Total                                           Potential Realizable
                                            Options                                              Value at Assumed
                                          Granted to                  Market                  Annual Rates of Stock
                                           Employees     Exercise      Price                   Price Appreciation
                             Options       in Fiscal       Price      on Date   Expiration      For Option Term
                                                                                             -----------------------
Name                         Granted         Year        Per Share   of Grant      Date          5%           10%
----                         -------       ---------     ---------   --------   ----------   ---------    ----------
Michael M. Selzer, Jr.        70,000         22.86%       $13.75        $13.75    8/15/11    $1,567,811   $2,496,477

Christopher R. Geyen          30,000          9.80%        13.75         13.75    8/15/11       671,919    1,069,919

Kirsten Doerfert              20,000          6.52%        13.75         13.75    8/15/11       447,946      713,279

David A. Montecalvo           30,000          9.80%        13.75         13.75    8/15/11       671,919    1,069,919

David J. Talen                20,000          6.52%        13.75         13.75    8/14/02       447,946      713,279

Option Exercises and Year-End Values

     Stock options were exercised by the Named Executive Officers during the fiscal year ended June 30, 2002. The following table sets forth certain information regarding exercised and unexercised options held by each of the Named Executive Officers at the end of the fiscal year ended June 30, 2002.

                                  Aggregated Option Exercises in Last Fiscal Year and
                                            Option Values at Fiscal Year End
------------------------------------------------------------------------------------------------------------------------
                                  Shares                        Number of Securities           Value of Unexercised
                               Acquired On       Value         Underlying Unexercised          In the Money-Options
                               Exercise (#)   Realized (1)    Options at June 30, 2002         At June 30, 2002 (2)
                               ------------   ------------    ------------------------         --------------------
Name                                                        Exercisable    Unexercisable   Exercisable   Unexercisable
----                                                        -----------    -------------   -----------   -------------
Michael M. Selzer, Jr.               ---             ---       346,241       229,380        $3,150,671    $1,420,873
Christopher R. Geyen                 ---             ---        54,399        65,524           472,317       308,873
Kirsten Doerfert                  10,000        $125,300        43,178        54,168           391,939       312,914
David A. Montecalvo                  ---             ---        18,957        68,543           130,923       254,009
David J. Talen                    30,000         334,223         2,810        35,212            27,147       144,371

---------------------------
(1) Represents the difference between the fair market value of the shares on the date of exercise and the exercise price multiplied by the number of option shares exercised.
(2) Represents only options that were "in-the-money" on June 30, 2002. The value of unexercised options is calculated by determining the difference between the fair market value of the shares underlying the options at June 30, 2002 and the exercise price of the options, times the number of options outstanding. Fair market value was determined based on a per share price of $12.79, which is the last sale price for the Company's common stock on June 28, 2002, the last trading day in the Company's fiscal year.

Board Compensation Committee Report

     The Compensation Committee (the "Committee") of the Board of Directors is responsible for administering the Company's compensation program with respect to the Company's executive officers. This report shall not be deemed incorporated by reference to any filing under the Securities Act of 1933 or to the Securities Exchange Act of 1934 and shall not otherwise be deemed to be filed under either Act.

     Compensation Philosophy

     The compensation philosophy of the Company is to provide competitive levels of compensation that are consistent with the Company's annual and long-term performance goals, recognize individual initiative and achievements and assist the Company in attracting and retaining qualified executives.

     In establishing compensation for executive officers, the Company examines a variety of factors, including salaries for executives holding comparable positions in similarly situated companies, including companies in the medical device industry. The Company also seeks to establish an executive compensation program that provides incentives that will reward officers for pursuing the actions necessary to improve the Company's performance and increase long-term shareholder value.

     There are three elements to the Company's executive compensation program: base salary, cash bonuses and long-term stock-based incentives. The Company believes that there should be a strong relationship between executive compensation and achievement of corporate goals.

     Base Salary

     Executive base salaries have been based upon past performance, experience, responsibility and salary levels for persons holding similar positions in similarly situated companies.

     Cash Bonuses

     Bonuses are awarded to executive officers upon achievement of specific goals established at the beginning of the fiscal year.

     Stock Options

     Stock options are generally granted to executive officers in connection with their initial employment and periodically upon review of compensation levels, past performance and future potential. The Committee believes that stock ownership by management and stock-based performance compensation arrangements are beneficial in aligning management and shareholder's interest in enhancing shareholder value. Stock options have been awarded at an exercise price equal to the fair market on the date of grant and therefore have value only if the price of the Company's stock appreciates from the price on the date on which the stock options are granted. In this way, the Company's executive officers and shareholders benefit equally from such stock price appreciation. Stock options are awarded in a manner consistent with the Company's objective to provide a long-term equity interest in the Company and to provide an opportunity for a greater financial reward if long-term performance is sustained. To encourage a long-term perspective, options generally vest over a four-year period.

     Chief Executive Officer Compensation

     On December 5, 1998, the Company entered into an employment agreement with Michael M. Selzer, Jr. under which Mr. Selzer agreed to serve as the Chief Executive Officer, President and a Director of the Company. Mr. Selzer's current base salary under this Agreement is $253,000 per year. Mr. Selzer has a bonus target of 50% of his base salary based upon achievement of corporate goals. Mr. Selzer earned a bonus in the amount of $50,601 for fiscal 2002 based on achievement of specific goals established as part of the Company's 2002 Bonus Plan.

     The employment agreement is terminable at will by either the Company or Mr. Selzer. If his employment is terminated by the Company without Cause (as defined in the agreement), the Company will be obligated to pay Mr. Selzer's base salary for up to 12 months or until the date he secures other employment, whichever occurs first.

        Submitted by the Compensation Committee of the Board of Directors

     Susan Bartlett Foote       Bobby I. Griffin       Richard A. Randall

                         INDEPENDENT PUBLIC ACCOUNTANTS

Dismissal of Independent Public Accountants

     On May 14, 2002, the Board of Directors, acting upon the recommendation of the Audit Committee, approved the dismissal of the Company's independent public accountant, Arthur Andersen LLP. Also on May 14, 2002, the Company selected and engaged KPMG LLP as its new independent public accountant. This change in independent public accountants was made prior to commencing the audit on the Company's financial statements for fiscal year 2002. The Company reported this change in accountants on a Current Report on Form 8-K, which was filed with the Securities and Exchange Commission on May 16, 2002.

     During the Company's fiscal years ended June 30, 2000 and June 30, 2001, and all subsequent interim periods through May 14, 2002, there were no disagreements between the Company and Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Arthur Andersen's satisfaction, would have caused Arthur Andersen to make reference to the subject matter of the disagreement in connection with its reports on the Company's financial statements for such period.

     The audit reports issued by Arthur Andersen on the Company's financial statements for fiscal years 2000 and 2001 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principle. In addition, none of the `reportable events' described under Item 304(a)(1)(v) of Regulation S-K occurred during the Company's two most recent fiscal years or during the subsequent interim period. The Company provided Arthur Andersen with a copy of the foregoing disclosures, and a letter from Arthur Andersen confirming its agreement with these disclosures was filed with the Securities and Exchange Commission as Exhibit
16.1 to the Form 8-K on May 16, 2002.

     The Company did not consult with KPMG at any time during the two most recent fiscal years and the subsequent interim period with respect to the application of accounting principles to specified transactions or concerning any disagreement or reportable event with Arthur Anderson, or any of the matters or events set forth in Item 304(a)(2) of Regulation S-K.

Fees of Independent Public Accountants

     The aggregate fees the Company has been billed by KPMG for professional services rendered for fiscal year 2002 were $62,500, $47,000 of which were for audit fees related to the audit of our financial statements for the year ended June 30, 2002. The remaining $15,500 in fees were for other non-audit services, including $7,000 for a pension audit and $8,500 for tax-related services. The Audit Committee considered whether the provision of other non-audit services to the Company by KPMG is compatible with maintaining the accountant's independence and determined that the provision of non-audit services by KPMG is not incompatible with maintaining its independence with respect to the Company. KPMG did not provide financial information technology services for the Company in fiscal year 2002.

     The aggregate fees the Company has been billed by Arthur Andersen for professional services rendered for fiscal year 2002 were $15,000, all of which were for audit fees related to the audit of our quarterly financial statements for the first three quarters of fiscal year 2002. Arthur Andersen did not provide financial information systems design or implementation service, nor did they provide any other audit or non-audit related services for the Company in fiscal year 2002.

                             AUDIT COMMITTEE REPORT

     The Audit Committee of the Board of Directors is responsible for providing independent, objective oversight of the Company's financial reporting system by overseeing and monitoring management's and the independent auditors' participation in the financial reporting process.

     The Audit Committee is comprised of independent directors and acts under the Charter of the Audit Committee of the Board of Directors, which was first adopted and approved by the Board of Directors on September 8, 1999, and amended by the Board of Directors on October 3, 2002. A copy of the current Charter is attached as Appendix A. The Audit Committee has implemented procedures to ensure that during the course of each fiscal year it devotes the attention it deems necessary or appropriate to fulfill its oversight responsibilities under the Audit Committee Charter. The Board and the Audit Committee believe that each of the members of the Audit Committee is an `independent director' as that term is defined by Nasdaq listing standards.

Dismissal of Independent Public Accountants

     On May 14, 2002, the Company dismissed its independent public accountant, Arthur Andersen LLP and engaged KPMG LLP as its new independent public accountant. This change in independent public accountants was recommended by the Audit Committee and ratified and approved by the Company's Board of Directors.

     Arthur Andersen performed the quarterly review of the Company's financial statements in the first three quarters of fiscal year 2002 and KPMG performed the audit of the Company's financial statements for the fiscal year ended June 30, 2002. References made in this report to the Company's `independent public accountants' will refer to KPMG unless stated otherwise.

Meetings of the Audit Committee

     The Audit Committee held three meetings during fiscal year 2002. The meetings were designed to facilitate and encourage private communication between the Audit Committee and the Company's independent public accountants. During the meetings, the Audit Committee reviewed and discussed with the Company's management and the independent public accountants the audited financial statements of the Company. The Audit Committed discussed with the independent public accountants the matters required by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

     The independent public accountants have provided to the Audit Committee the written disclosures and the letter regarding its independence required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and discussed with the Audit Committee their independence from the Company and its management.

     Based on the discussions with management and the independent public accountants, the Audit Committee's review of the representations of management and the report of the independent public accountants, the Audit Committee recommended to the Board that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended June 30, 2002, for filing with the Securities and Exchange Commission.

      Submitted by the Audit Committee of the Company's Board of Directors

     Susan Bartlett Foote        Richard A. Randall         Bobby I. Griffin

                                PERFORMANCE GRAPH

The following graph compares the cumulative total shareholder return on the common stock of the Company from June 30, 1996 to June 30, 2002, with the cumulative total return of companies included in (1) the Nasdaq Stock Market,
(2) the JP Morgan H & Q Healthcare (excluding biotechnology) Index, and (3) the Nasdaq Medical Equipment Index. The Company is including the Nasdaq Medial Equipment Index this year because the Company has been informed that 2001 is the last year the JP Morgan H & Q Healthcare-Excluding Biotechnology Index will be available. The Company intends to use the Nasdaq Medical Equipment Index for future comparisons. The graph assumes an investment of $100 on June 30, 1996.

                  COMPARISON OF 6 YEAR CUMULATIVE TOTAL RETURN*
           AMONG UROLOGIX, INC., THE NASDAQ STOCK MARKET (U.S.) INDEX,
          THE JP MORGAN H & Q HEALTHCARE-EXCLUDING BIOTECHNOLOGY INDEX
                     AND THE NASDAQ MEDICAL EQUIPMENT INDEX


                                                                          Cumulative Total Return
                                                        -------------------------------------------------------------------------
                                                           6/96       6/97       6/98       6/99       6/00       6/01      6/02
UROLOGIX, INC.                                           100.00     125.93      62.96      18.29      30.10     135.63     94.74
NASDAQ STOCK MARKET (U.S.)                               100.00     121.61     160.07     230.22     340.44     184.55    125.65
JP MORGAN H & Q HEALTHCARE-EXCLUDING BIOTECHNOLOGY       100.00     125.56     152.45     156.32     180.04     210.22
NASDAQ MEDICAL EQUIPMENT                                 100.00      96.46     112.29     149.94     172.71     161.85    147.02

* $100 invested on 6/30/96 in stock or index-including reinvestment of dividends.
Fiscal year ending June 30.

Compensation of Directors

         Under the current terms of the Company's 1991 Stock Option Plan, persons serving as non-employee directors at the date of the annual shareholder meeting automatically receive a grant to purchase 10,000 shares at a price equal to fair market value on the date of grant. The options are immediately exercisable on the date of grant and expire ten years from the date of grant, subject to earlier termination one year after the person ceases to be a director of the Company. Each director is also reimbursed for expenses associated with attending Board of Directors meetings. Non-employee directors are also paid $1,000 per board meeting and $500 per committee meeting. Mr. Dann received a fee of $1,500 per month for his services as the Chairman of the Board, as well as the standard director fees paid to all directors during fiscal year 2002.

Employment and Change In Control Arrangements

         Severance. In addition to the employment agreement with Mr. Selzer described above in the "Chief Executive Officer Compensation" section, the Company also has in place severance agreements with its other executive officers. Under the terms of their respective agreements, the Company has agreed that, if the employment of the executive officer is terminated without cause, the Company will pay the employee's salary for a period of six or twelve months or until such person has secured alternative employment, whichever occurs first.

         Change In Control. The Company has entered into change in control agreements with its executive officers providing for the preservation of any and all compensation and benefits to which the executive would be otherwise entitled in accordance with the terms of any employment, severance or change in control agreement or any employee benefit plan, program, policy or arrangement, whether written or oral. Pursuant to the agreement the executive shall, in consideration for a release of claims by the executive, receive a gross-up payment for any excise tax imposed on such payments or benefits and for any tax imposed on such gross-up. The agreement also provides for the assignment of inventions of the executive while employed by the Company and restricts the executive from disclosing trade secrets and confidential information. "Change in Control" means any of the following: (i) the acquisition of beneficial ownership by any person of 50% or more of the combined voting power of the Company's then-outstanding securities and is, as a result, required to file a Schedule 13D under the Exchange Act; (ii) the incumbent directors ceasing to constitute at least a majority of the Board of Directors of the Company; (iii) a sale, lease exchange or other transfer of all or substantially all of the Company's assets; and (iv) any other transaction that constitutes a change in control pursuant to Section 5(c) of the Amended and Restated Urologix, Inc. 1991 Stock Option Plan.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than 10% of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. These insiders are required by Securities and Exchange Commission regulations to furnish the Company with copies of all Section 16(a) forms they file, including Forms 3, 4 and 5. During the fiscal year ended June 30, 2002, all reports required by insiders were filed in a timely manner.

                              CERTAIN TRANSACTIONS

         The Company has had a Consulting Agreement with Dr. David C. Utz, a director of the Company, since September 1, 1993. The agreement has a one-year term, which has been annually extended and is currently in effect through August 31, 2002. Dr. Utz provides consulting services to the Company in connection with the Medical Advisory Board, as well as general consultation in the Company's products and clinical evaluation of those products. In exchange for his services, Dr. Utz is paid $24,000 per year, and as of September 2001 had received non-qualified stock options to purchase an aggregate of 27,550 shares of the Company's common stock under the Consulting Agreement and as a Medical Advisory Board member. Dr. Utz has advised the Company of his intent to retire his position on the Company's Board of Directors following the expiration of his term at the Annual Meeting of Shareholders on November 6, 2002.

                 SHAREHOLDER PROPOSALS AND DIRECTOR NOMINATIONS

         The proxy rules of the Securities and Exchange Commission permit shareholders of a company, after timely notice to the company, to present proposals for shareholder action in the company's proxy statement where such proposals are consistent with applicable law, pertain to matters appropriate for shareholder action and are not properly omitted by company action in accordance with the proxy rules. The Urologix, Inc. 2002 Annual Meeting of Shareholders is expected to be held on or about November 6, 2002, and proxy materials in connection with that meeting are expected to be mailed on or about October 4, 2002. Shareholder proposals prepared in accordance with the proxy rules must be received by the Company on or before June 6, 2002.

         Properly Brought Business. The Bylaws provide that at the annual meeting only such business may be conducted as is of a nature that is appropriate for consideration at an annual meeting and has been either specified in the notice of the meeting, otherwise properly brought before the meeting by or at the direction of the Board of Directors, or otherwise properly brought before the meeting by a shareholder who has given timely written notice to the Secretary of the Company of such shareholder's intention to bring such business before the meeting. To be timely, the notice must be given by such shareholder to the Secretary of the Company not less than 45 days nor more than 60 days prior to a meeting date corresponding to the previous year's annual meeting. Notice relating to the conduct of such business at an annual meeting must contain certain information as described in the Company's Bylaws, which are available for inspection by shareholders at the Company's principal executive offices pursuant to Section 302A.461, subd. 4 of the Minnesota Statutes. Nothing in the Bylaws precludes discussion by any shareholder of any business properly brought before the annual meeting in accordance with the Company's Bylaws.

         Director Nominations. The Bylaws provide that any shareholder entitled to vote generally in the election of directors may nominate one or more persons for election as directors at a meeting only if written notice of such shareholder's intent to make such nomination or nominations has been given, either by personal delivery or by United States mail, postage prepaid, to the Secretary of the Company not less than sixty (60) days nor more than ninety (90) days prior to a meeting date corresponding to the previous year's regular meeting. Each such notice to the Secretary shall set forth: (i) the name and address of record of the shareholder who intends to make the nomination; (ii) a representation that the shareholder is a holder of record of shares of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice;
(iii) the name, age, business and residence addresses, and principal occupation or employment of each nominee; (iv) a description of all arrangements or understandings between the shareholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the shareholder; (v) such other information regarding each nominee proposed by such shareholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission; and (vi) the consent of each nominee to serve as a director of the Company if so elected. The Company may require any proposed nominee to furnish such other information as may reasonably be required by the Company to determine the eligibility of such proposed nominee to serve as a director of the Company. The presiding officer of the meeting may, if the facts warrant, determine that a nomination was not made in accordance with the foregoing procedure, and if he should so determine, he shall so declare to the meeting and the defective nomination shall be disregarded.

                                  ANNUAL REPORT

         An Annual Report of the Company setting forth the Company's activities and containing financial statements of the Company for the fiscal year ended June 30, 2002 accompanies this Notice of Annual Meeting and proxy solicitation material.

         The Company has selected KPMG LLP to serve as independent public accountants for the Company for the fiscal year ended June 30, 2003. The Company expects that a representative from KPMG LLP will attend the Annual Meeting and be available to respond to appropriate shareholder questions.

                                     GENERAL

         Shareholders may receive, without charge, a copy of the Company's Annual Report on Form 10-K, including financial statements schedules and amendments thereto, as filed with the Securities and Exchange Commission, by writing to: Urologix, Inc., 14405 21st Avenue North, Minneapolis, Minnesota 55447, Attention: Christopher R. Geyen, or by calling the Company at (763) 475-1400.

                                        By the Order of the Board of Directors

                                        /s/ Christopher R. Geyen

                                        Christopher R. Geyen, Secretary

                                                                      APPENDIX A

                                 UROLOGIX, INC.

                    AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

                                     CHARTER

I.       PURPOSE

         The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing: the financial reports and other financial information provided by the Corporation to any governmental body or the public; the Corporation's systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established; and the Corporation's auditing, accounting and financial reporting processes generally. Consistent with this function, the Audit Committee should encourage continuous improvement of, and should foster adherence to, the Corporation's policies, procedures and practices at all levels. The Audit Committee's primary duties and responsibilities are to:

         . Serve as an independent and objective party to monitor the Corporation's financial reporting process and internal control system.

         . Review and appraise the audit efforts of the Corporation's independent accountants and management.

         . Provide an open avenue of communication among the independent accountants, financial and senior management and the Board of Directors.

         The Audit Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Section IV. of this Charter.

II.      COMPOSITION

         The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent directors, and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee. All members of the Committee shall have a working familiarity with basic finance and accounting practices, and at least one member of the Committee shall have accounting or related financial management expertise.

         The members of the Committee shall be elected by the Board at the annual organizational meeting of the Board and serve until their successors shall be duly elected and qualified. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

III.     MEETINGS

         The Committee shall meet at least four times annually, or more frequently as circumstances dictate. As part of its job to foster open communication, the Committee should meet at least annually with management, and the independent accountants in separate executive sessions to discuss any matters that the Committee or each of these groups believe should be discussed privately. In addition, the Committee should have a discussion with management quarterly to review the Corporation's financials consistent with Section IV Paragraph 4 below.

IV.      RESPONSIBILITIES AND DUTIES

         To fulfill its responsibilities and duties, the Audit Committee shall:

                            Documents/Reports Review

         1. Review and update this Charter periodically, at least annually, as conditions dictate.

         2. Review the organization's annual financial statements and any reports or other financial information submitted to any governmental body, or the public, including any certification, report, opinion, or review rendered by the independent accountants.

         3.  Review the regular internal reports prepared by management.

         4. Review with financial management the Form 10-Q prior to its filing or prior to the release of earnings.

                             Independent Accountants

         5. Provide oversight of the independent accountants and have sole authority and responsibility for their appointment, termination and compensation. Approve the engagement of the independent accountants. Approve all auditing services and non-audit services, except de minimus services, provided by the independent accountants and the fees and other compensation to be paid to the independent accountants.

         6. On an annual basis, the Committee should review and discuss with the accountants all significant relationships the accountants have with the Corporation to determine the accountants' independence.

         7. Periodically consult with the independent accountants out of the presence of management about internal controls and the fullness and accuracy of the organization's financial statements.

         8. Receive reports directly from independent accountants and resolve any disagreements between management and the independent accountants regarding financial reporting.

                          Financial Reporting Processes

         9. In consultation with the independent accountants, review the integrity of the organization's financial reporting processes, both internal and external.

         10. Consider the independent accountant's judgments about the quality and appropriateness of the Corporation's accounting principles as applied in its financial reporting.

         11. Consider and approve, if appropriate, major changes to the Corporation's auditing and accounting principles and practices as suggested by the independent accountants or management.

                              Process Improvements

         12. Following completion of the annual audit, review separately with management and the independent accountants any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

         13. Review any significant disagreement among management and the independent accountants in connection with the preparation of the financial statements.

         14. Review with the independent accountants and management the extent to which changes or improvements in financial or accounting practices, as approved by the Audit Committee have been implemented. (This review should be conducted at an appropriate time subsequent to implementation of changes or improvements, as decided by the Committee.)

                          Ethical and Legal Compliance

         15. Review management's monitoring of the Corporation's compliance with the organization's Ethical Code, and ensure that management has the proper review system in place to ensure that Corporation's financial statements, reports and other financial information disseminated to governmental organizations and the public satisfy legal requirements.

         16. Review and approve all related party transactions.

         17. Establish procedures for (a) the receipt, retention and treatment of complaints received by the Corporation regarding accounting, internal controls or auditing matters, and (b) the submission by employees of concerns on a confidential and anonymous basis regarding accounting or auditing matters.

         18. Review, with the organization's counsel, any legal matter that could have a significant impact on the organization's financial statements.

         19. Perform any other activities consistent with this Charter, the Corporation's By-laws and governing law, as the Committee or the Board deems necessary or appropriate.

V.       ADVISORS

         The Committee shall have the authority to engage independent counsel and other advisors it determines necessary to carry out its duties.

-------------------

Approved and adopted by Board of Directors September 8, 1999.
Amended by Written Action of the Board of Directors dated October 3, 2002.

                                 UROLOGIX, INC.
                        14405 Twenty-First Avenue North
                          Minneapolis, Minnesota 55447

                   PROXY SOLICITED BY THE BOARD OF DIRECTORS
                       For Annual Meeting of Shareholders
                                November 6, 2002

                      Radisson Hotel and Conference Center
                               3131 Campus Drive
                               Plymouth, MN 55441
                              3:30 p.m. local time
















- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -


                                 UROLOGIX, INC.
                NOVEMBER 6, 2002 ANNUAL MEETING OF SHAREHOLDERS

  This Proxy is solicited on behalf of the Board of Directors of the Company.

The undersigned, having duly received the Notice of Annual Meeting and Proxy Statement dated October 8, 2002, hereby appoints Christopher R. Geyen or Todd Paulsen, or either of them, proxies (each with full power to act alone and with the power of substitution and revocation), to represent the undersigned and to vote in their discretion cumulatively, all shares of Common Stock of Urologix, Inc. held of record in the name of the undersigned at the close of business on September 30, 2002, at the Annual Meeting of Shareholders to be held on November 6, 2002, or at any adjournment or adjournments, hereby revoking all former proxies.

  Please mark this proxy as indicated on the reverse side to vote on any item.

                  (Continued and to be signed on other side.)